P R O S P E C T U S
                                   MAY 1, 1998

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                                   LKCM FUNDS
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                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                        FOR INFORMATION CALL 800-688-LKCM

LKCM Funds (the "Trust") is an open-end, management investment company having five separate diversified funds (the "Funds"), each of which is treated as a separate mutual fund.

THE LKCM SMALL CAP EQUITY FUND seeks to maximize capital appreciation.

THE LKCM EQUITY FUND seeks to maximize long-term capital appreciation.

THE LKCM BALANCED FUND seeks current income and capital appreciation.

THE LKCM FIXED INCOME FUND seeks current income.

THE LKCM INTERNATIONAL FUND seeks a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index.


This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information dated May 1, 1998 containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Trust at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR BANK AFFILIATE AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.

                                  FUND EXPENSES

The following table illustrates the various expenses and fees that a shareholder of the Funds may incur either directly or indirectly. The fees and expenses for the Balanced, Fixed Income and International Funds are based on estimated amounts for the fiscal year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

      Sales Load Imposed on Purchases....................................None
      Deferred Sales Load................................................None
      Sales Load Imposed on Reinvested Dividends.........................None
      Redemption Fees....................................................None+
      Exchange Fees......................................................None

+ The Funds' transfer agent imposes a $12.00 fee for each wire redemption.
 See "Redemption of Shares - By Telephone or Wire."

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                  SMALL CAP        EQUITY      BALANCED        FIXED INCOME    INTERNATIONAL
                                 EQUITY FUND       FUND          FUND              FUND             FUND
Investment Advisory
     Fee                            0.75%          0.70%         0.65%             0.50%            1.00%
12b-1 Fees                          None           None          None              None             None
Other Expenses (after
     expense reimbursements)         0.20%          0.10%         0.15%             0.15%            0.20%
                                    -----          -----         -----             -----            -----
Total Operating Expenses
     (after expense
     reimbursements)                0.95%          0.80%         0.80%             0.65%            1.20%
                                    =====          =====         =====             =====            =====

Although not required to do so, Luther King Capital Management Corporation (the "Adviser"), has agreed to limit the annual operating expenses of the Small Cap Equity Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the International Fund to 1.00%, 0.80%, 0.80%, 0.65% and 1.20%, respectively, of each Fund's average net assets. If the Adviser had not limited the Equity Fund's expenses for the year ended December 31, 1997, Other Expenses would have been 0.46% and the Total Operating Expenses would have been 1.16%. With respect to the Balanced Fund, Fixed Income Fund and International Fund, Other Expenses before reimbursement are estimated to be 1.03%, 1.04% and 2.20% for the year ending December 31, 1998, respectively, and Total Operating Expenses are estimated to be 1.68%, 1.54% and 3.20% for the year ending December 31, 1998, respectively. In addition to the expense reimbursements set forth above, the Adviser from time to time voluntarily may waive all or a portion of a Fund's advisory fee and/or reimburse expenses for a Fund. Any such waivers and/or reimbursements will have the effect of increasing investment returns for such periods. For additional information, see "Management - Investment Adviser."

EXAMPLE

You would pay the following expenses
on a $1,000 investment over various time
periods, assuming:
(1)  5% annual return
(2)  redemption at the end of each time period:      SMALL CAP                   BALANCED      FIXED       INTERNATIONAL
                                                    EQUITY FUND   EQUITY FUND      FUND     INCOME FUND        FUND
------------------------------------------------------------------------------------------------------------------------
One Year...........................................       $9           $8           $8            $7            $12
Three Years........................................      $29          $26          $26           $21            $38
Five Years.........................................      $50          $44          $44           $36            $66
Ten Years..........................................     $111          $99          $99           $81           $145

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is a not a prediction of, and does not represent, the projected or actual performance of any Fund.

                               PROSPECTUS SUMMARY

THE FUNDS

     The Funds are each an individual series of the Trust, which is an open-end, diversified, management investment company.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective. See "Investment Objectives and Policies" and "Description of Securities and Other Investment Policies" of the Prospectus for a full discussion of the respective investment objectives and policies.

     The Small Cap Equity Fund seeks to maximize capital appreciation. The Fund invests primarily in equity securities of smaller companies (those with market values at the time of investment of less than $1 billion) which the Fund's Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

     The Equity Fund seeks to maximize long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities of companies which the Fund's Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and unleveraged balance sheets, and potential for above-average capital appreciation. The Fund invests a portion of its assets in companies whose public market value is less than the investment adviser's assessment of the companies' value.

     The Balanced Fund seeks current income and capital appreciation. The Fund invests primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities, and cash equivalent securities.

     The Fixed Income Fund seeks current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government, and cash equivalent securities. The Fund seeks to maintain a dollar-weighted average expected maturity between 3 to 10 years under normal market and economic conditions.

     The International Fund seeks a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index. The Fund invests at least 65% of its total assets in equity and equity-related securities in non-U.S. markets and, to a limited extent, invests in U.S. markets through the use of American Depository Receipts and similar instruments issued by non-U.S. corporations.

INVESTMENT ADVISER

     Luther King Capital Management Corporation ("Adviser") serves as the investment adviser to the Funds. Founded in 1979, the Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $6 billion in assets under management. See "Management--Investment Adviser."

INVESTMENT SUBADVISER

      TT International Investment Management, doing business as TT International ("Subadviser"), is the investment subadviser to the International Fund. Founded in 1993, the Subadviser offers investment counseling services to investment companies, pension plans, trusts and charitable organizations. As of the date of this Prospectus, the Subadviser had in excess of $1.5 billion in assets under management. See "Management - Investment Subadviser."

HOW TO INVEST

     Shares of each Fund are offered directly to investors without a sales commission at the net asset value of the Fund next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The minimum initial investment is $10,000 and the minimum for subsequent investments is $1,000. The Trust's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

   Shares of each Fund may be redeemed at any time at the net asset value of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATOR

   Firstar Trust Company provides the Funds with administrative, dividend disbursing, transfer agency and custodial services. See
"Management--Administrator."

RISK FACTORS

      The investment policies of each Fund involve certain risks and considerations of which an investor should be aware. The portfolio securities held by the Funds and the value of the Funds' shares will fluctuate with market and other economic conditions, so that investors' shares, when redeemed, may be worth more or less than their original cost. The market value of fixed income securities may be inversely related to actual change in interest rates. Investing in foreign securities involves certain risks that are not typically associated with investing in U.S. issues. Because the Small Cap Equity Fund invests primarily in smaller-sized companies which are more vulnerable to financial and other risks than larger companies, investments may involve a higher degree of risk and price volatility than investments in the general equity markets. For a discussion of these risks, see "Description of Securities and Other Investment Policies."

                              FINANCIAL HIGHLIGHTS

      The financial highlights relating to the Small Cap Equity Fund and the Equity Fund have been audited by Deloitte & Touche LLP, independent auditors, whose unqualified report is incorporated by reference into the Statement of Additional Information and is contained in the Trust's Annual Report to Shareholders. Copies of the Trust's Annual Report to Shareholders may be obtained, without charge, upon request. The Trust's Annual Report to Shareholders also contains further information about the performance of the Small Cap Equity Fund and the Equity Fund. The financial information for the Balanced, Fixed Income and International Funds outstanding during the period from January 1, 1998 to March 31, 1998 included below has been derived from the financial records of the Funds without examination by the Funds' independent auditors, who do not express an opinion thereon.

  ----------------------------------------------------------------------------------------------------------------------------
  SMALL CAP EQUITY FUND                                      Year ended       Year ended     May 1, 1995 to  July 14, 1994 (1)
                                                      December 31, 1997     December 31,  December 31, 1995       to April 30,
                                                                                    1996                                  1995

  ----------------------------------------------------------------------------------------------------------------------------
  Net Asset Value - Beginning of Period                          $16.20           $13.84             $11.48            $10.00
                                                                 ------           ------             ------            ------

  Net investment income                                            0.02             0.05               0.03              0.04
  Net realized gain (loss) and unrealized
     appreciation (depreciation)                                   3.38             3.26               2.33              1.44
                                                                   ----             ----               ----              ----
       Total from investment operations                            3.40             3.31               2.36              1.48
                                                                   ----             ----               ----              ----

  Dividends from net investment income                           (0.07)           (0.07)                --                --
  Distributions from net realized gain from
     investment transactions                                     (2.64)           (0.88)                --                --
                                                                 ------           ------               ----              ----
       Total distributions                                       (2.71)           (0.95)                --                --
                                                                 ------           ------               ----              ----

  Net Asset Value - End of Period                                $16.89           $16.20             $13.84            $11.48
                                                                 ======           ======             ======            ======

  Total Return                                                   23.07%           25.67%         20.56% (3)        14.80% (3)

  Ratios and Supplemental Data:
  Net assets, end of period (thousands)                        $274,787         $199,088           $121,430           $66,736
  Ratio of expenses to average net assets
     Before expense reimbursement                                 0.95%            1.00%          1.00% (2)         1.00% (2)
     After expense reimbursement                                  0.95%            1.00%          1.00% (2)         1.00% (2)
  Ratio of net investment income to average
     net assets
     Before expense reimbursement                                 0.22%            0.39%          0.53% (2)         1.15% (2)
     After expense reimbursement                                  0.22%            0.39%          0.53% (2)         1.15% (2)
  Portfolio turnover rate                                           34%              66%                57%               53%
  Average commission rate (4)                                   $0.0567          $0.0564                N/A               N/A

  ----------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of Operations.
(2)  Annualized.
(3)  Not Annualized.
(4) For the fiscal years beginning on or after September 1, 1995, a Fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

  -----------------------------------------------------------------------------------------
  EQUITY FUND                                                Year ended  January 3, 1996(1)
                                                             December 31,  to December 31,
                                                                 1997            1996
  -----------------------------------------------------------------------------------------
  Net Asset Value - Beginning of Period                          $11.70             $10.00
                                                                 ------             ------

  Net investment income                                            0.10               0.15
  Net realized gain (loss) and unrealized
     appreciation (depreciation)                                   2.52               1.55
                                                                   ----               ----
       Total from investment operations                            2.62               1.70
                                                                   ----               ----

  Dividends from net investment income                           (0.25)                --
  Distributions from net realized gain from
     investment transactions                                     (0.89)                --
                                                                 ------             ------
       Total distributions                                       (1.14)                --
                                                                 ------             ------

  Net Asset Value - End of Period                                $13.18             $11.70
                                                                 ======             ======

  Total Return                                                   23.57%         17.00% (3)

  Ratios and Supplemental Data:
  Net assets, end of period (thousands)                         $52,392            $34,608
  Ratio of expenses to average net assets
       Before expense reimbursement                               1.16%          1.32% (2)
       After expense reimbursement                                0.80%          0.80% (2)
  Ratio of net investment income to average
     net assets
       Before expense reimbursement                               0.57%          0.98% (2)
       After expense reimbursement                                0.93%          1.50% (2)
  Portfolio turnover rate                                           48%                79%
  Average commission rate                                       $0.0601            $0.0611

  ----------------------------------------------------------------------------------------

(1)  Commencement of Operations.
(2)  Annualized.
(3)  Not Annualized.

  -----------------------------------------------------------------------------------------------------------
  JANUARY 1, 1998 (1) TO MARCH 31, 1998
                                                                Balanced       Fixed Income     International
                                                                    Fund               Fund              Fund
  -----------------------------------------------------------------------------------------------------------
  Net Asset Value - Beginning of Period                           $10.00             $10.00            $10.00
                                                                  ------             ------            ------

  Net investment income                                             0.05               0.07              0.00
  Net realized gain (loss) and unrealized
     appreciation (depreciation)                                    0.66               0.03              0.91
                                                                    ----               ----              ----
       Total from investment operations                             0.71               0.10              0.91
                                                                    ----               ----              ----

  Dividends from net investment income                            (0.06)             (0.07)               --
  Distributions from net realized gain from
     investment transactions                                        --                  --                --
                                                                     ---                ---               ---
       Total distributions                                        (0.06)             (0.07)                --
                                                                  ------             ------               ---

  Net Asset Value - End of Period                                 $10.65             $10.03            $10.91
                                                                  ======             ======            ======

  Total Return (3)                                                 7.09%              1.03%             9.10%

  Ratios and Supplemental Data:
  Net assets, end of period (thousands)                           $1,292             $8,415           $34,146
  Ratio of expenses to average net assets
       Before expense reimbursement (2)                            6.32%              1.79%             2.68%
       After expense reimbursement (2)                             0.90%              0.65%             1.20%
  Ratio of net investment income to average
     net assets
       Before expense reimbursement (2)                          (3.03)%              4.01%           (1.22)%
       After expense reimbursement (2)                             2.39%              5.15%             0.26%
  Portfolio turnover rate (3)                                         1%                29%               40%
  Average commission rate                                        $0.0623                N/A           $0.0433

(1) The Funds commenced operations on December 30, 1997. At December 31, 1997 the Funds had no operations other than those relating to organizational matters.
(2) Annualized.
(3) Not Annualized.

                             PERFORMANCE INFORMATION

TOTAL RETURN

      From time to time total return and yield data may be quoted in advertisements or in communications to shareholders. Total return figures are based on historical earnings and are not intended to indicate future performance. The "average annual" total return shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of each Fund's shares and assume that any income dividends and/or other distributions made by the applicable Fund during the period were reinvested in additional shares of the Fund. Figures will be given for recent one, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations). When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

      In addition to "average annual" total return, the Funds may also quote a "cumulative" total return for various periods representing the cumulative change in value of an investment in each Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and other distributions).

      The average annual total returns below show the actual performance for the Small Cap Equity Fund and the Equity Fund for the periods ended December 31, 1997 and for the Balanced Fund, the Fixed Income Fund and the International Fund for the periods ended March 31, 1998. THIS PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE. Also shown are comparable figures for the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Russell 2000 Index, Lehman Brothers Government/Corporate Index (Lehman Brothers Govt./Corp. Index") and Morgan Stanley Capital International Europe, Australasaia, Far East Index ("EAFE Index"), widely used measures of market performance.

                     For the period ended December 31, 1997

                           INCEPTION                       SINCE
          FUND                DATE         1 YEAR        INCEPTION
Small Cap Equity Fund       7/14/94        23.07%          24.52%
S&P 500 Index               7/14/94        33.36%          28.15%
Russell 2000 Index          7/14/94        22.36%          20.70%

Equity Fund                 1/03/96        23.57%          20.24%
S&P 500 Index               1/03/96        33.36%          28.06%

                       For the period ended March 31, 1998

                         INCEPTION     SINCE
         FUND               DATE     INCEPTION
Balanced Fund             12/30/97     7.09%

Fixed Income Fund         12/30/97     1.03%
Lehman Brothers
Govt./Corp. Index         12/30/97     1.52%

International Fund        12/30/97     9.10%
EAFE Index                12/30/97    14.71%

S&P 500 Index             12/30/97    13.90%

YIELD

      Yield is computed based on the net income of the Fixed Income Fund's shares during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, yield of the Fixed Income Fund is computed by dividing the net income per share of the Fixed Income Fund during a 30-day (or one-month) period and annualizing the result on a semiannual basis.

      The Fixed Income Fund's thirty-day yield for the period ended March 31, 1998 is 5.2%. THIS PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE.

PERFORMANCE OF SIMILAR BALANCED FUNDS

      The Adviser has managed two investment companies that have investment objectives, policies and strategies substantially similar to those of the Balanced Fund ("Similar Balanced Funds"). Below is the actual composite annualized total return of the Similar Balanced Funds for the period ended March 31, 1998. THE PERFORMANCE OF THE SIMILAR BALANCED FUNDS IS HISTORICAL AND DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE OF THE SIMILAR BALANCED FUNDS OR THE BALANCED FUND.

                       For the period ended March 31, 1998

                              INCEPTION                                                    SINCE
                                DATE        1 YEAR         3 YEARS          5 YEARS      INCEPTION
                                ----        ------         -------          -------      ---------
Similar Balanced Funds         3/1/93       28.65%         19.63%           13.86%         14.35%

PERFORMANCE OF SIMILAR INTERNATIONAL ACCOUNTS

      The Subadviser also has managed several other private accounts with investment objectives, policies and strategies substantially similar to those of the International Fund ("Similar International Accounts"). The actual composite annualized total return (net of all advisory fees) of the Similar International Accounts for the period from November 1, 1992 (inception) through March 31,
1998 is 25.07%. The actual composite annualized total return (net of all advisory fees) of the Similar International Accounts for the one year and five years ended March 31, 1998 is 29.81% and 25.43%, respectively. Performance is calculated pursuant to Association for Investment Management and Research ("AIMR") standards, which are different than the SEC standards. THIS
PERFORMANCE OF THE SIMILAR INTERNATIONAL ACCOUNTS IS HISTORICAL AND DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE OF THE ACCOUNTS OR THE INTERNATIONAL FUND. Use of the International Fund's expense structure would have lowered the performance results of the Similar International Accounts. The composite annualized total return of the EAFE Index for the period from November 1, 1992 (inception) through March 31,1998 is 13.62%. The actual composite annualized total return of the EAFE Index for the one year and five years ended March 31, 1998 is 18.61% and 11.93%, respectively.
     Certain investment restrictions that apply to registered investment companies such as the International Fund, and not applicable to the Similar International Accounts, may have adversely affected the performance results of the Similar International Accounts composite if these restrictions had been applicable.




                         ADVISER'S INVESTMENT PHILOSOPHY

      For the Small Cap Equity, Equity, Balanced and Fixed Income Funds, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics: consistently high profitability levels, strong balance sheet quality, prominent market share positions, the ability to generate excess cash flow after capital expenditures, and management with a significant ownership stake in the company. Second, the Adviser imposes a value discipline on the selected securities. In making value determinations, the Adviser utilizes quantitative criteria in conjunction with judgment and experience.

      For the Small Cap Equity, Equity, Balanced and Fixed Income Funds, the Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

      For the Balanced and Fixed Income Funds, the Adviser's fixed-income approach complements the equity approach by concentrating on high quality corporate and government issues with intermediate effective maturities. The Adviser's fixed-income philosophy combines the offensive characteristics of noncallable bonds with the defensive attributes of callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit driven and focuses on the issuer's earning trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed-income philosophy is the identification of undervalued securities with a combination of high coupons and early redemption features, including refunding and sinking fund call provisions.

These defensive issues can offer high levels of current income with limited price volatility and are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

      While the Funds' securities will generally be selected using the strategies discussed above, the Adviser may also select investments based on other criteria.

                       SUBADVISER'S INVESTMENT PHILOSOPHY

      The Subadviser for the International Fund bases its approach to investment in international equity markets on its assessment of the political situation and economic fundamentals in the markets in which it invests. To implement its approach, the Subadviser utilizes a three-part stock selection process. First, the Subadviser seeks companies that display value in the form of assets or earnings. Second, the Subadviser seeks to verify its valuation through the use of various models and information obtained from academic or industrial experts. Finally, the Subadviser assesses the potential for realizing the value it has identified. Although the Subadviser seeks to outperform the EAFE Index, it does not attempt to track the country and sector weightings of the Index.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

      The following descriptions are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund's investment objective will be met. For a discussion of certain risks and additional investment techniques associated with the investment in the Funds, see "Description of Securities and Other Investment Policies" below and "Investment Objectives and Policies" and "Investment Limitations" in the Statement of Additional Information.

THE LKCM SMALL CAP EQUITY FUND

      The Small Cap Equity Fund seeks to maximize capital appreciation. The Fund invests primarily in equity securities of smaller companies (those with market values at the time of investment of less than $1 billion) which the Fund's Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of smaller companies. The equity securities in which the Fund may invest are: common stocks, preferred stocks, securities convertible into common stock, rights and warrants. Up to 5% of the Fund's total assets may be invested in convertible debt securities which at the time of purchase are rated below investment grade. These securities are considered to be "junk" or high yield, high risk securities with increased risks of potential issuer defaults than with higher rated securities. The balance of the Fund may be invested in U.S. Government securities, corporate debt securities which at the time of purchase are rated at least investment grade by at least one unaffiliated nationally recognized statistical rating organization ("NRSRO") (or if unrated, deemed by the Adviser to be of comparable quality), and short-term investments as described below under "Description of Securities and Other Investment Policies." When the Adviser believes market conditions warrant such action, the Fund may assume a temporary defensive position and invest all or a portion of its assets in these instruments or hold its assets in cash or cash equivalents. The Fund may also use derivative instruments, including financial futures, options, and options on financial futures for hedging purposes and engage in foreign currency transactions.

      Risks of Investing in Smaller Companies: The Adviser currently believes that investment in smaller companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain risks. Small companies may have limited product lines, markets or financial resources, and may lack management depth. The securities of these companies may be subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

THE LKCM EQUITY FUND

      The Equity Fund seeks to maximize long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities of companies which the Fund's Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and unleveraged balance sheets, and potential for above-average capital appreciation. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser's assessment of the companies' value. The equity securities in which the Fund may invest are: common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The balance of the Fund may be invested in U.S. Government securities, corporate debt securities which at time of purchase are rated at least investment grade by at least one unaffiliated NRSRO (or if unrated, deemed by the Adviser to be of comparable quality), and short-term investments as described below under "Description of Securities and Other Investment Policies." When the Adviser believes market conditions warrant such action, the Fund may assume a temporary defensive position and invest all or a portion of its assets in these instruments or hold its assets in cash or cash equivalents.

THE LKCM BALANCED FUND

      The Balanced Fund seeks current income and capital appreciation. The Fund invests primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities, and cash equivalent securities. The Fund primarily invests in equity and debt securities of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed-income securities, the Fund will normally achieve an income yield in excess of the dividend income yield of the S&P 500 Index. A minimum of 25% of the Fund's assets normally are invested in fixed-income senior securities, which includes debt securities.

      In selecting equity and fixed-income securities for the Fund, the Adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as cash flow generation, earnings and dividend growth record and outlook, balance sheet quality, and profitability levels. However, the Adviser may select securities based on factors other than those described above. For example, some securities may be purchased at a discount to the Adviser's perception of fair value. The Adviser's intention, in such situations, is to identify undervalued securities and to purchase these securities at a discount to fair value and have the investment accrue to that value over time. The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay a dividend. It is anticipated that a majority of the equity securities in which the Fund invests will be listed on a national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq") or in the U.S. over-the-counter markets. The Fund may increase its cash position when the Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable. The Fund may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash. The Fund may invest in debt securities of U.S. and foreign issuers. The Fund may invest up to 10% of its total assets in foreign securities not publicly traded in the United States. In addition, the Fund may invest in American Depository Receipts ("ADRs"). Corporate debt securities in which the Fund invests will have a rating within the four highest grades as determined by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's (S&P's).

THE LKCM FIXED INCOME FUND

      The Fixed Income Fund seeks current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government, and cash equivalent securities. Under normal market conditions, at least 65% of its total assets will be invested in such fixed-income securities. Investment grade debt securities are considered to be those rated Baa or better by Moody's or BBB or better by S&P's. See "Description of Securities and Other Investment Policies" for discussion of the characteristics of securities rated Baa by Moody's or BBB by S&P's.

      The Fund seeks to maintain a dollar-weighted average expected maturity between 3 and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary defensive posture is appropriate.

      The Fund may invest in all types of domestic or U.S. dollar denominated foreign fixed-income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. Bonds, notes, and other corporate debt instruments include obligations of varying maturities within the overall maturity range noted above over a cross section of industries. The value of a debt security changes as interest rates fluctuate. The magnitude of the change is dependent upon the maturity of the security. See "Description of Securities and Other Investment Policies" for a discussion of interest rate risks. For a description of temporary investment securities in which the Fund may invest, government and government agency securities, asset-backed securities, and other investments and techniques the Fund may use, see "Description of Securities and Other Investment Policies." In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. The Fund invests in securities consistent with its investment objective, and which meet the quality and maturity characteristics established for the Fund. In doing so, it will consider the ratings of Moody's and S&P's assigned to various obligations. The Fund intends to purchase securities that are rated investment grade subsequent to its purchase, the rating of an issue of securities may be reduced below the current minimum rating required for its purchases. This event does not require the sale of such an issue, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Statement of Additional Information contains a description of Moody's and S&P's ratings.


THE LKCM INTERNATIONAL FUND

      The International Fund seeks a total return in excess of the total return of the EAFE Index. The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership, and industry representation and listed on major stock exchanges in Europe, Australia and the Far East. The Fund invests at least 65% of its total assets in equity and equity-related securities in non-U.S. markets and, to a limited extent, invests in U.S. markets through the use of ADRs and similar instruments issued by non-U.S. corporations. The Fund currently intends to focus its investments in securities of issuers located in Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Sweden, Switzerland and the United Kingdom. This is a non-exclusive list of countries in which the Fund can invest, and the Fund expects to invest in issuers located in other countries as well.

      The Fund invests primarily in equity securities that are listed on recognized exchanges. The Fund also can invest in equity related securities, including convertible bonds, warrants, equity and stock index futures contracts and options and forward currency exchange contracts. In order to generate additional income, the Fund can lend its portfolio securities to qualified borrowers. In addition, the Fund can invest in cash and other short-term investment grade fixed income securities in order to maintain liquidity.

      In allocating the Fund's assets among the various securities markets of the world, the Subadviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographical asset distribution.



             DESCRIPTION OF SECURITIES AND OTHER INVESTMENT POLICIES

INTEREST RATES

        Each Fund may invest in fixed-income securities, the market value of which are generally inversely related to actual changes in interest rates, i.e., a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value of these securities. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of the fixed-income securities of that issuer.

RATINGS

      Each Fund limits investments in fixed-income securities to those that are rated at the time of purchase as investment grade by a NRSRO, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed-income securities include:

      o  U.S. government securities;

      o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S&P);

      o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

      o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

      o Repurchase agreements involving investment grade fixed-income securities.

Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, the Adviser or Subadviser will consider what action, if any, should be taken consistent with the Fund's investment objective. Additional information concerning securities ratings is contained in the Appendix to the SAI.

CORPORATE FIXED-INCOME SECURITIES

      Each Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

TEMPORARY INVESTMENTS

      For temporary defensive purposes, the Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in the following securities:

      (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association;

      (2) Commercial paper rated in the highest rating category by a NRSRO at time of purchase or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement;

      (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

      (4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

      (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

      (6) Repurchase agreements collateralized by those securities listed above.

FOREIGN SECURITIES

      The Small Cap Equity, Balanced, Fixed Income and International Funds may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge the Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

      Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS ("ADR")

      The Balanced, Fixed Income and International Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

SECURITIES LENDING

      The Small Cap Equity, Balanced, Fixed Income and International Funds may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the respective Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Subadviser, as applicable, to be of good standing and when, in the Adviser's or Subadviser's judgment, as applicable, the income to be earned from the loan justifies the attendant risks.

MORTGAGE  AND ASSET-BACKED SECURITIES

         The Balanced and Fixed Income Funds may invest in mortgage-backed securities. Mortgage-backed securities represent mortgage loans or interests in such loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Mortgage-backed securities are characterized by monthly payments to the holder of the security, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the holders of these securities (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, the borrowers can and may pay them off sooner. Thus, the holders of these securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high interest rate. This means that in times of declining interest rates, some of a Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      Asset-backed securities have characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests in these loans, but are assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Similar to mortgage-backed securities, asset-backed securities are subject to prepayment, which may reduce the overall return to holders (such as a Fund) of the security. Asset-backed securities may also be subject to the risks relating to the underlying assets, which may be subject to the risk of non-payment, depreciation or damage to the underlying collateral (such as automobiles) or certain other factors. Asset-backed securities may be supported by non-governmental credit enhancements.

         The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only ("IO") and principal only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are investment grade.

ZERO-COUPON SECURITIES

      The Balanced and Fixed Income Funds may invest in zero-coupon securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

      The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Funds might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Funds' realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

      The Small Cap Equity, Balanced and Fixed Income Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agree to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds' investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

WHEN-ISSUED SECURITIES

      The Small Cap Equity, Balanced, Fixed Income and International Funds may purchase securities on a "when-issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a "when-issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

FORWARD FOREIGN CURRENCY TRANSACTIONS

      The Small Cap Equity, Balanced, Fixed Income and International Funds can buy and sell foreign currencies, foreign currency futures contracts and forward contracts in order to adjust the risk/return characteristics of the Fund's investment portfolio. A forward foreign currency contract is an agreement between a Fund and a contra party to buy or sell a specified currency at a specified price and future date. If a decline in the value of a particular currency relative to the U.S. dollar is anticipated, the Fund may enter into a futures contract or forward contract to sell that currency as a hedge. If it is anticipated that the value of a foreign currency will rise, the Fund may purchase a currency futures contract or forward contract to protect against an increase in the price of securities denominated in a particular currency that the Fund intends to purchase. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies.

      A Fund might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser or Subadviser, as applicable, incorrectly forecasts stock market or currency exchange rates in utilizing a strategy for a Fund, the Fund would be in a better position if it had not hedged at all. Although futures contracts and forward contracts are intended to replicate movements in the cash markets for the securities and currencies in which a Fund invests without the large cash investments required for dealing in such markets, they may subject the Fund to additional risks. The principal risks associated with the use of futures and forward contracts are: (1) imperfect correlation between movements in the market price of the portfolio investment or currency (held or intended to be purchased) being hedged and in the price of the futures contract or forward contract; (2) possible lack of a liquid secondary market for closing out futures or forward contract positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or liquidate a hedged position.

      For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security or currency being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Adviser or Subadviser, as applicable, will attempt to crease a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the case and futures markets, due to differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of currency exchange rate or stock market trends by the Adviser or Subadviser, as applicable, may still not result in a successful transaction. The Adviser or Subadviser, as applicable, may be incorrect in its expectations as to the extent of various currency exchange rate or stock market movements or the time span within which the movement take place. Although hedging strategies are intended to reduce fluctuations in Fund net asset value the Fund nonetheless anticipates that its net asset value will fluctuate.

      In connection with these hedging strategies, the Adviser or Subadviser, as applicable, may seek to hedge a foreign currency using a currency other than the U.S. dollar. In such instances, the Adviser or Subadviser, as applicable, may sell the foreign currency in favor of a different foreign currency whose fundamentals are considered more attractive ("cross-hedging").

ILLIQUID INVESTMENTS

      The Small Cap Equity, Balanced, Fixed Income and International Funds may invest up to 15% and the Equity Fund may invest up to 7% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities eligible for resale (i) to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines established by the Board of Trustees of the Fund. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid. There may be delays in selling illiquid securities and sales may be made at less favorable prices.

CORPORATE REORGANIZATIONS

      Each Fund may invest a portion of their respective assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers of proposals which are consummated, the Funds may sustain a loss.

OTHER INVESTMENT COMPANIES

      The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Currently the 1940 Act permits the Funds to invest up to 10% of their total assets in other investment companies. Not more than 5% of each Fund's total assets may be invested in the securities of any one investment company nor may the Funds acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company's advisory fees and other expenses. As such, the Funds' shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

OTHER INVESTMENTS

      Any remaining assets in the Small Cap Equity, Balanced, Fixed Income or International Funds not invested as described above may be invested in securities or obligations, including derivative securities. Options, futures and options on futures are derivative securities in which the Funds may invest for hedging purposes, as well as to remain fully invested and to reduce transaction costs. Investing for the latter two purposes may be considered speculative. The Funds will not enter into futures contracts to the extent that the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will exceed 5% of the value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value if the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in options, futures contracts and options on futures. For additional discussion of derivative instruments, see the Statement of Additional Information.

PORTFOLIO TURNOVER

      Each Fund may sell a portfolio investment soon after its acquisition if the Adviser of Subadviser believes that such disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal tax purposes. The Small Cap Equity, Equity, Balanced and Fixed Income Funds' portfolio turnover rate will generally not exceed 100% per year. The Subadviser estimates that the International Fund's portfolio turnover rate for 1998 will be approximately 200%. The tables set forth in "Financial Highlights" present the Small Cap Equity, Equity, Balanced, Fixed Income and International Funds' historical turnover rates.


                               PURCHASE OF SHARES

      Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Each Fund determines net asset value as of the close of normal trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business. See "Valuation of Shares."

INITIAL INVESTMENTS

      BY MAIL. Subject to acceptance by the applicable Fund, an account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Funds, by regular mail to:

          LKCM  Funds
          c/o Firstar Trust Company
          P.O. Box 701
          Milwaukee, Wisconsin  53201-0701

or by express, registered or certified mail to:

          LKCM  Funds
          c/o Firstar Trust Company
          615 East Michigan Street, 3rd Floor
          Milwaukee, Wisconsin  53202

      Subject to acceptance by the applicable Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase. The Trust will not accept cash, drafts or third party checks. In the event a check is not honored by the investor's bank, the investor will be liable for any loss sustained by the Trust, as well as a service charge imposed by the Transfer Agent in the amount of $20.

      BY WIRE. Subject to acceptance by the applicable Fund, shares of the Fund may be purchased by wiring Federal funds ($10,000 minimum) to the Fund's Custodian. To make an initial purchase by wire, investors should use the following procedures:

          o Telephone the Fund at 800-688-LKCM (option 1) for instructions and to receive an account number.

          o    Instruct a Federal Reserve System member bank to wire funds to:

               Firstar Bank
                  ABA #0750-00022

               For credit to Firstar Trust Company
                  Account #112-952-137

               For further credit to LKCM Funds
                  [Name of Fund]
                  Account #[Shareholder account number]

          o Notify the Fund by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

          o Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

      Federal fund purchases will be accepted only on a day on which the Fund and the Custodian are open for business.

SUBSEQUENT INVESTMENTS

      Additional investments may be made at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable Fund prior to 4:00 P.M. (Eastern Time) on the wire date.

OTHER PURCHASE INFORMATION

      Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Fund.

      Purchases of each Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder.Certificates for fractional shares, however, will not be issued.

AUTOMATIC INVESTMENT PROGRAM

      The Automatic Investment Program permits investors who own shares of a Fund with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $20 fee will be charged by the Transfer Agent if there are insufficient funds in the investor's account at the time of the scheduled transaction. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

      The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

      To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-688-LKCM if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to: Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Notification will be effective three business days following receipt. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

                              REDEMPTION OF SHARES

      Shares of the Funds may be redeemed by mail, or, if authorized, by telephone or wire. No charge is made for redemptions, except with respect to wire redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Funds.

BY MAIL

      The Funds will redeem their shares at the net asset value next determined after the request is received in "good order" (as defined below). On days that the NYSE is open for business, the net asset value per share of the Funds is determined as of the normal close of trading of the NYSE (currently 4:00 P.M. Eastern Time). Redemption requests should be sent to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

      To be in "good order", redemption requests must include the following documentation:

      (a) The share certificates, if issued;

      (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      (c) Any required signature guarantees (see "Signature Guarantees" below); and

      (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

      SIGNATURE GUARANTEES. To protect your account, the Funds, and Firstar Trust Company from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, and (2) share transfer requests. Please contact the Funds at 800-688-LKCM (option 1) for further details.

BY TELEPHONE OR WIRE

      Investors who have so indicated on the Account Registration Form, or have subsequently arranged in writing to do so, may redeem shares by calling the Funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to the investor's account at any commercial bank in the United States. The Funds' Transfer Agent imposes a $12.00 fee for each wire redemption which is deducted from the proceeds of the redemption. The redemption proceeds for an investor must be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds.

      In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to the Funds at the address listed above under "Redemption of Shares--By Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption of Shares--By Mail" above, for details regarding signature guarantees). Further documentation may be requested.

      The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and their transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

OTHER REDEMPTION INFORMATION

      Payment of the redemption proceeds will be made within seven days after receipt of a redemption request in "good order" (as defined above under "Redemption of Shares--By Mail"). Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

      Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

      The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

      The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable. Investors may incur brokerage charges on the sale of Fund securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

RETIREMENT PLANS

      The Funds make available individual retirement account plans, including Simplified Employee Pension Plans, Traditional and Roth Individual Retirement Accounts ("IRA") and IRA "Rollover Accounts", offered by Firstar Trust Company. Detailed information on these plans is available from the Funds by calling the Funds at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

TRANSFER OF REGISTRATION

      The registration of Fund shares may be transferred by writing to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order" as defined above under "Redemption of Shares--By Mail."

                               VALUATION OF SHARES

      Net asset value per share is computed by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

      Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees. Although the International Fund values its assets in U.S. dollars on a daily basis, it does not intend to covert holdings of foreign currencies into U.S. dollars on a daily basis.

      Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Small Cap Equity, Equity and International Funds intend to declare and pay income dividends on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The Funds may make an additional distribution if necessary, to avoid income or excise tax. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds.

TAXES

      The Funds have qualified or intend to qualify for taxation as "regulated investment companies" ("RICs") under the Code, so that no Fund will be subject to federal income tax to the extent it distributes its income and gains to shareholders. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), and will qualify, in part, for the 70% dividends-received deduction for corporations, but the portion of a Fund's dividends so qualified will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Tax Act, however, does not address the application of these rules to distributions of net capital gain by a RIC, including whether those distributions may be treated by its shareholders in accordance with the RIC's holding period for the assets it sold that generated the gain. Accordingly, shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by a Fund to them of net capital gain. Capital gain distributions are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Funds. If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income tax on the amounts distributed to him or her.

      Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Funds and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

      When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are bought within thirty days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      Each Fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions, and redemptions) payable to individual and certain other non-corporate shareholders who have not complied with certain Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

      Dividends and other distributions declared by each Fund, as well as redemptions of shares, may also be subject to state and local taxes.

      The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. POTENTIAL INVESTORS IN THE FUNDS SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.

                                   MANAGEMENT

INVESTMENT ADVISER

      Luther King Capital Management Corporation (the "Adviser"), 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102, serves as the investment adviser to the Trust. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $6 billion in assets under management. J. Luther King, Jr. is the controlling shareholder of the Adviser.

      Under an Investment Advisory Agreement ("Agreement") with the Funds, the Adviser, subject to the control and supervision of the Board of Trustees of the Trust and in conformance with the stated investment objective and policies of the Funds, manages the investment and reinvestment of the assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders. In addition, subject to any approvals required by the 1940 Act, the Adviser may delegate its duty to make investment decisions and to place purchase and sales orders to one or more investment subadvisers with respect to some or all of the International Fund's assets. In the event of such a delegation, the Adviser is obligated to monitor the activities of the subadvisers, review the activities of the subadvisers to ensure compliance with applicable investment objectives and guidelines, render such reports to the Board of Trustees as may be requested and provide to the subadvisers such advice as they may reasonably request. As described below, the Adviser has exercised its authority to delegate certain duties with respect to all of the International Fund's assets to a subadviser.

       As compensation for the services rendered by the Adviser under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to 0.75%, 0.70%, 0.65% , 0.50% and 1.00% of average daily net assets for the quarter for the Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund, and International Fund, respectively. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expense from exceeding 1.00%, 0.80%, 0.80%, 0.65% and 1.20% of average daily net assets for the quarter for the Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund, and International Fund, respectively. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

      Certain managed account clients of the Adviser may purchase shares of the Funds. To avoid the imposition of duplicative fees, the Adviser may make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Funds.

INVESTMENT SUBADVISER

      TT International Investment Management, doing business as TT International, 5 Martin Lane, London, England EC4R ODP, serves as the investment subadviser to the International Fund. The Subadviser was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts and charitable organizations. As of the date of this Prospectus, the Subadviser had in excess of $1.5 billion in assets under management. The Subadviser is a partnership controlled by Timothy A. Tacchi, who owns 67% of the partnership's participation interests. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited (IMRO).

      Pursuant to an Investment Subadvisory Agreement ("Subadvisory Agreement") entered into between the Adviser and the Subadviser, the Subadviser is responsible for making investment decisions for the International Fund and placing purchase and sale orders. These responsibilities are subject to the control and supervision of the Board of Trustees and the Adviser and must be in accordance with the Fund's stated investment objective and policies. As compensation for services rendered by the Subadviser, the Adviser -- and not the Fund -- pays the Subadviser a subadvisory fee calculated by applying a quarterly rate, equal on an annual basis to .50% of the Fund's average daily net assets for the quarter. To the extent that the advisory fee received by the Adviser is reduced pursuant to the fee waiver and/or expense reimbursement arrangements described above, the subadvisory fee to be paid to the Subadviser will be reduced proportionately. However, the Subadviser will have no obligation to otherwise reimburse the Fund in order to maintain the operating expense limitations described above.


PORTFOLIO MANAGERS

      J. Luther King, Jr. is primarily responsible for the day-to-day management of the Small Cap Equity and Equity Funds and has been since the Funds' inception.

      J. Luther King, Jr. and Scot C. Hollmann are primarily responsible for the day-to-day management of the Balanced Fund.

      J. Luther King, Jr., Robert M. Holt, Jr. and Joan M. Maynard are primarily responsible for the day-to-day management of the Fixed Income Fund.

      Timothy Alexander Tacchi, James Elliot Tonner, Duncan Neil Robertson and Pauline Sau Ngor Pong are primarily responsible for the day-to-day management of the International Fund.

      Mr. King has been President, Principal, and Portfolio Manager of the Adviser since 1979. Mr. Hollmann and Mr. Holt have been Portfolio Managers of the Adviser since 1983. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986. Mr. Tacchi has been the Controlling Partner of the Subadviser since its formation in 1993. Previously, he was the sole proprietor of the Subadviser's predecessor firm (1988-1993), and an Investment Manager at Fidelity International Investment Advisers Ltd. (1983-1988). Mr. Tonner has been a Partner and Investment Manager at the Subadviser since 1993. Previously, he was an Investment Manager at Chemical Investment Group (1989-90) and President of Fidelity International Investment Advisers Ltd. (1976-1988). Mr. Robertson has been an Investment Manager at the Subadviser since 1996. Previously he was Chief Executive Officer of Dah Sing M&G Asset Management (1995-96) and Director of M&G Investment Management (1972-1995). Ms. Pong has been an Investment Manager at the

Subadviser since 1996. Previously, she was a Portfolio Manager at Dah Sing M&G Asset Management (1984-1996).


ADMINISTRATOR

      Firstar Trust Company (the "Administrator") provides each Fund with administrative and fund accounting and dividend services pursuant to a Fund Administration Agreement and a Fund Accounting Service Agreement. The services under these Agreements are subject to the supervision of the Board of Trustees of the Trust and officers, and include day-to-day administration of matters necessary to the Funds' operations, maintenance of their records, preparation of reports, compliance testing of the Funds' activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, the Administrator receives from each Fund a fee, calculated daily and paid monthly. The fee for the Small Cap Equity, Equity, Balanced and Fixed Income Funds is 0.06% of the Fund's first $200 million of average daily net assets, plus 0.05% of the Fund's next $500 million of average daily net assets, plus 0.03% of the Fund's average daily net assets in excess of $700 million, subject to annual minimums. The fee for the International Fund is 0.07% of the Fund's first $200 million of average daily net assets, plus 0.05% of the Fund's next $300 million of average daily net assets, plus 0.04% of the Fund's next $500 million of average daily net assets, plus 0.03% of the Fund's average daily net assets in excess of $1 billion, subject to an annual minimum. The Administrator is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. From time to time, subject to review by the Board of Trustees of the Trust, the Administrator may make certain adjustments to the fees it is entitled to receive from each Fund pursuant to the Fund Administration Agreement.

TRUSTEES

      The Board of Trustees of the Trust has overall responsibility for the management of the Funds. The officers of the Trust conduct and supervise its daily business. Each Trustee who is not also an officer or affiliated person receives an annual fee plus a meeting fee for each meeting attended and is reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

      The following is a list of the Trustees of the Trust and a brief statement of their present positions and principal occupations during the past five years:

      J. LUTHER KING, JR., Chairman of the Board of Trustees and President and Manager of the Trust; President, Luther King Capital Management Corporation.

      H. KIRK DOWNEY, Trustee; Dean, M. J. Neeley School of Business, Texas Christian University Business School.

      EARLE A. SHIELDS, JR., Trustee; Consultant; and formerly Consultant for NASDAQ Corp. and Vice President of Merrill Lynch & Co., Inc.

DISTRIBUTOR

      Shares of the Funds are distributed through First Data Distributor, Inc. (the "Distributor"), 4400 Computer Drive, Westboro, Massachusetts, 01581, a registered broker-dealer.

FUND EXPENSES

      Each Fund is responsible for its own expenses, including: interest charges; taxes; brokerage commissions; organizational expenses; expenses of the registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase, or redemption of shares; expenses of printing and distributing reports and prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for outside directors; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

                                FUND TRANSACTIONS

      The Investment Advisory Agreement and the Investment Subadvisory Agreement authorize the Adviser and Subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Fund and direct the Adviser and Subadviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Fund.

      It is not the Adviser's or Subadviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary broker-dealers. However, the Adviser and Subadviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

      Some securities considered for investment by each Fund may also be appropriate for other clients served by the Adviser or Subadviser. If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other clients served by the Adviser or Subadviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser or Subadviser. The various allocation methods used by the Adviser or Subadviser, and the results of such allocations, are subject to periodic review by the Board of Trustees of the Funds.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

      Each Fund is a series of the LKCM Funds, which was established as a Delaware business trust by a Declaration of Trust dated February 10, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust offers five series. The shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Funds.

      The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust's shares to replace their Trustees. The Funds will assist in shareholder communication in such matters to the extent required by law.

      The Noble Affilates Retirement Trust beneficially owned more than 25% of the voting securities of the Equity Fund as of March 31, 1998, and may be deemed to control the Fund as that term is defined by the 1940 Act. Summit Partners and Luther King Capital Management Profit Sharing Trust each beneficially owned more than 25% of the voting securities of the Balanced Fund as of March 31, 1998, and may be deemed to control the Fund as that term is defined by the 1940 Act. Luther King Capital Management Profit Sharing Trust beneficially owned more than 25% of the voting securities of the Fixed Income Fund as of March 31, 1998, and may be deemed to control the Fund as that term is defined by the 1940 Act. Gannett Co. beneficially owned more than 25% of the voting securities of the International Fund as of March 31, 1998, and may be deemed to control the Fund as that term is defined by the 1940 Act. For additional information, see "Control Persons and 5% Shareholders" in the Statement of Additional Information.

SHAREHOLDER APPROVAL

      Other than election of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority of the outstanding voting securities of the affected Fund or Funds at a meeting called for the purpose of considering such approval. A majority of a Fund's outstanding voting securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

CUSTODIAN

      Firstar Trust Company serves as Custodian of the Trust's assets.

SUBCUSTODIAN

      The Chase Manhattan Bank serves as the subcustodian of the International Fund's assets.


DIVIDEND DISBURSING AND TRANSFER AGENT

      Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as Dividend Disbursing and Transfer Agent for the Funds.

REPORTS

      Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Deloitte & Touche LLP, independent auditors, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

YEAR 2000 COMPLIANCE

      The Adviser and Subadviser have taken steps they believe are reasonably designed to address the potential failure of computer programs used by the Adviser, Subadviser and the Trust's service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

                                   LKCM FUNDS

                         THE LKCM SMALL CAP EQUITY FUND
                              THE LKCM EQUITY FUND
                             THE LKCM BALANCED FUND
                           THE LKCM FIXED INCOME FUND
                           THE LKCM INTERNATIONAL FUND

                               INVESTMENT ADVISER
                         LUTHER KING CAPITAL MANAGEMENT
                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                  800-688-LKCM


                                   PROSPECTUS

                                   MAY 1, 1998



                               INVESTMENT ADVISER
                   LUTHER KING CAPITAL MANAGEMENT CORPORATION
                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102

                                TABLE OF CONTENTS

                                         PAGE                                            PAGE
Fund Expenses..........................     2   Purchase of Shares.....................    18
Prospectus Summary.....................     3   Redemption of Shares...................    19
Financial Highlights ..................     4   Shareholder Services...................    21
Performance Information................     7   Valuation of Shares....................    21
Adviser's Investment Philosophy........     9   Dividends, Other Distributions and Taxes   21
Subadviser's Investment Philosophy ...      9   Management.............................    23
Investment Objectives and Policies.....    10   Fund Transactions......................    25
Description of Securities and Other             General Information....................    25
   Investment Policies.................   12


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   LKCM FUNDS



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102





                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1998, AS SUCH PROSPECTUS MAY BE SUPPLEMENTED OR REVISED FROM TIME TO TIME. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE LKCM FUNDS AT (800) 688-LKCM (OPTION 1).

                                    TABLE OF CONTENTS
INVESTMENT OBJECTIVES AND POLICIES..................................................    B- 1
     Equity Securities..............................................................    B- 1
          Preferred Stock...........................................................    B- 1
          Warrants and Rights.......................................................    B- 1
          Convertible Securities....................................................    B- 1
          Securities Subject to Reorganization......................................    B- 2
     Fixed-Income Securities .......................................................    B- 3
          U.S. Government Securities ...............................................    B- 3
          Corporate Debt Securities ................................................    B- 3
          Mortgage-Related Securities ..............................................    B- 4
          Asset-Backed Securities .......................................... .......    B- 7
          Risk Factors Relating to Investing in Mortgage-Related and Asset-Backed
           Securities .................................................    B- 7

     Temporary Investments..........................................................     B-8
     Derivative Instruments.........................................................     B-9
          Options...................................................................     B-9
          Options on Foreign Currencies.............................................    B-10
          Futures Contracts.........................................................    B-11
          Forward Foreign Currency Exchange Contracts...............................    B-11
          Risk Factors in Futures Transactions......................................    B-12
          Risks of Options on Futures, Forward Contracts, and Options on Foreign
                       Currencies ..................................................    B-13
          Combined Transactions.....................................................    B-13
          Asset Coverage for Futures and Options Positions..........................    B-14
     Illiquid Investments, Restricted Securities and Private Placement Offerings....    B-14
          Illiquid Investments......................................................    B-14
          Restricted Securities.....................................................    B-14
          Private Placement Offerings...............................................    B-14
     Securities Lending.............................................................    B-15

INVESTMENT LIMITATIONS..............................................................    B-15

MANAGEMENT                                                                              B-17
     Investment Adviser.............................................................    B-17
     Investment Subadviser..........................................................    B-17
     Custodian......................................................................    B-17
     Subcustodian...................................................................    B-17
     Distributor....................................................................    B-17
     Trustees and Officers..........................................................    B-18
     Control Persons and 5% Shareholders............................................    B-18

PORTFOLIO TRANSACTIONS AND BROKERAGE................................................    B-20

PURCHASE, REDEMPTION, AND PRICING OF SHARES.........................................    B-21
     Purchase of Shares.............................................................    B-21
     Redemption of Shares...........................................................    B-21
     Pricing of Shares..............................................................    B-22

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES............................................   B-22
     General ........................................................................   B-22
      Taxes - Investments in Foreign Securities......................................   B-23

PERFORMANCE INFORMATION..............................................................   B-24
     Total Return....................................................................   B-24
     Yield ..........................................................................   B-25
     Other Information...............................................................   B-25
     Comparison of Fund Performance..................................................   B-25

GENERAL INFORMATION..................................................................   B-26
     Description of Shares and Voting Rights.........................................   B-26
     Shareholder and Trustee Liability...............................................   B-26
     Auditors........................................................................   B-27
     Code of Ethics..................................................................   B-27

FINANCIAL STATEMENTS ................................................................   B-27

APPENDIX.............................................................................   B-40
     Description of Bond Ratings.....................................................   B-40



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THESE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS DATED MAY 1, 1998, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of the Small Cap Equity, Equity, Balanced, Fixed Income and International Funds (the "Funds") are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Description of Securities and Other Investment Policies." Additional information about those policies is provided below.


EQUITY SECURITIES

     The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

     PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     CONVERTIBLE SECURITIES. (These are also included in the category of "Corporate Fixed-Income Securities" in the Prospectus.) A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

     The Small Cap Equity and Balanced Funds' assets may be invested in non-investment grade debt securities. The Small Cap Equity Fund may invest up to 5% of the Fund's assets in non-investment grade debt securities. The market values of these securities tend to be less sensitive to changes in prevailing interest rates than high-quality securities, but more sensitive to individual corporate developments than higher-quality securities. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

     Even securities rated Baa or BBB by Moody's Investor Services Inc. ("Moody's") and Standard & Poor's ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     The Funds will rely on the judgment, analysis and experience of Luther King Capital Management Corporation, the investment adviser to the Funds (the "Adviser") or TT International Investment Management, the investment subadviser to the International Fund (the "Subadviser"), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser or Subadviser, as applicable, will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of securities will adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or its Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     SECURITIES SUBJECT TO REORGANIZATION. The Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

FIXED-INCOME SECURITIES

     The fixed-income securities in which the Balanced and Fixed Income Funds may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The fixed-income securities in which the Small Cap Equity, Equity and International Funds may invest include U.S. Government securities and corporate debt securities.

     U.S. GOVERNMENT SECURITIES. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Fannie Mae, Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association ("SLMA") and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the SLMA, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

     The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations ( corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

     CORPORATE DEBT SECURITIES. A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that the Small Cap Equity and the Balanced Funds may invest up to 5% of its total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     MORTGAGE-RELATED SECURITIES. The Balanced and Fixed Income Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMO"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ form other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising form prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the GNMA, the Fannie Mae, and the FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government , the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and FHLMC may borrow form the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or FHLMC.

     Private mortgage pass-through securities are structured similarly to GNMA, Fannie Mae, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received form the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 ("1940 Act), as investments by the Funds in other investment companies. In addition, in reliance on earlier SEC interpretations, the Funds' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed assets issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them form all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Balanced and Fixed Income Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their total assets in all such entities. In addition, not more than 5% of each Fund's total assets may be invested in the securities of any one investment company nor may either Fund acquire more than 3% of the voting securities of any single such entity.

     The Balanced and Fixed Income Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARMs maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed "illiquid" and subject to Funds' limitations on investment in illiquid securities as discussed herein.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all or the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity form these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities as discussed herein.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

     ASSET-BACKED SECURITIES. The Balanced and Fixed Income Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting form such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds form repossessed collateral may not always be sufficient to support payment on these securities.

TEMPORARY INVESTMENTS

     The temporary investments that the Small Cap Equity, Equity, Balanced and Fixed Income Funds may make include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Small Cap Equity Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Investment Objective and Policies-Foreign Securities". Although the Adviser carefully considers these factors when making investments, the Small Cap Equity Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

         The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

         (2) Commercial paper which at the time of purchase is rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

         (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

         (4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

         (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

         (6) Repurchase agreements collateralized by those securities listed above.

DERIVATIVE INSTRUMENTS

     In pursuing their respective investment objectives, the Small Cap Equity, Balanced, Fixed Income and International Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

     OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

     There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Each Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

     There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P's or "P-1" from Moody's or an equivalent rating from any other NRSRO.

     OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

     The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security currency on index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Regulations of the CFTC applicable to the Funds require that they use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that a Fund's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets. A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

     In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

     The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds' custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Funds' commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the

Adviser or Subadviser, as applicable, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS.

     ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Subadviser, as applicable, determines the liquidity of a Fund's investments and, through reports from the Adviser or Subadviser, as applicable, and the Funds' administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds' investments, the Adviser or Subadviser, as applicable, may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than restricted securities pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") and commercial paper sold in reliance on
Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Funds will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Funds would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser or Subadviser, as applicable, under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any of the Small Cap Equity, Balanced, Fixed Income and International Funds were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity; for the Equity Fund, if more than 7% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

     PRIVATE PLACEMENT OFFERINGS. The Small Cap Equity, Balanced and Fixed Income Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

SECURITIES LENDING

     The Small Cap Equity, Balanced, Fixed Income and International Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Subadviser, if applicable, to be of good standing. In addition, they will only be made if, in the Adviser's or Subadviser's, if applicable, judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

     It is the Funds' understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.


                             INVESTMENT LIMITATIONS

     The Funds are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

     As a matter of fundamental policy, each Fund will not:

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds, by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

         (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or
     (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Small Cap Equity and Equity Funds can not buy additional securities if they borrow more than 5% of their total assets;

         (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities);

         (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

         (9) issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Fund is permitted to incur;
     (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

     The Funds are also subject to the following restrictions which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

         (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

         (b) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

         (c) invest more than an aggregate of 15% of the net assets of the Small Cap Equity, Balanced, Fixed Income and International Funds or an aggregate of 7% of the net assets of the Equity Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities
     Act), repurchase agreements having maturities of more than seven days and certain OTC options;

         (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

         (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     With the exception of fundamental investment limitation (6), if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's assets will not require the sale of securities.

                                   MANAGEMENT

INVESTMENT ADVISER

     The investment adviser to the Funds is Luther King Capital Management Corporation. The Adviser is a corporation of which J. Luther King, Jr. is a "controlling person" (as that term is defined in the rules and regulations of the SEC). As compensation for the services rendered by the Adviser under the Investment Advisory Agreement, for the period May 1, 1995 through December 31, 1995, and the years ended December 31, 1996 and 1997, the Small Cap Equity Fund paid $433,920, $1,229,534 and $1,813,278, respectively. For the period January 3, 1996 through December 31, 1996 and the year ended December 31, 1997, the Equity Fund paid $53,353 and $130,755, respectively. As a result of its agreement to limit Fund expenses, the Adviser waived a portion of its fee for the period January 3, 1996 (inception) through December 31, 1996 and the year ended December 31, 1997, with respect to the Equity Fund in the amount of $156,207 and $143,411, respectively.

INVESTMENT SUBADVISER

     The investment subadviser to the International Fund is TT International Investment Management, doing business as TT International. The Adviser and the Subadviser have entered into an Investment Subadvisory Agreement ("Subadvisory Agreement") dated December 30, 1997. The Subadviser is a partnership controlled by Timothy A. Tacchi, who owns 67% of the partnership's participation interests. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited
(IMRO).


CUSTODIAN

     As custodian of the Small Cap Equity, Equity, Balanced and Fixed Income Funds' assets, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

SUBCUSTODIAN

     As custodian of the International Fund's assets, The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245, has custody of all securities and cash of the International Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.


DISTRIBUTOR

     Shares of the Funds are distributed through First Data Distributor Inc. (the "Distributor"), 4400 Computer Drive, Westboro, Massachusetts 01581, a registered broker-dealer. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, is a registered representative of the Distributor.

TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

     J. LUTHER KING, JR. *; 57; 301 Commerce Street, Fort Worth, Texas 76102; Chairman of the Board of Trustees, President, Chief Executive Officer and Manager of the Trust; President, Luther King Capital Management Corporation.

     H. KIRK DOWNEY; 55; 2900 Lubbock Street, Fort Worth, Texas 76109; Trustee of the Trust; Dean, M.J. Neeley School of Business, Texas Christian University Business School.

     EARLE A. SHIELDS, JR.; 77; 53 Westover Terrace, Fort Worth, Texas 76107; Trustee of the Trust; Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.

     PAUL W. GREENWELL; 47; 301 Commerce Street, Fort Worth, Texas 76102; Vice President of the Trust; Vice President, Luther King Capital Management.

     JACQUI BROWNFIELD; 37; 301 Commerce Street, Fort Worth, Texas 76102; Secretary and Treasurer of the Trust; Fund Administrator, Luther King Capital Management.

     * Trustee Mr. King is an "interested person" of the Trust (as defined in the 1940 Act), because of his affiliation with the Adviser.

   The table below sets forth the compensation paid by the Trust to each of the Trustees of the Corporation during the fiscal year ended December 31, 1997:

                                            COMPENSATION TABLE

                                                 PENSION OR                             TOTAL COMPENSATION
                                                 RETIREMENT                               FROM TRUST AND
                            AGGREGATE         BENEFITS ACCRUED      ESTIMATED ANNUAL    FUND COMPLEX PAID
                        COMPENSATION FROM      AS PART OF FUND       BENEFITS UPON          TO TRUSTEES
   NAME OF PERSON             TRUST               EXPENSES             RETIREMENT
J. Luther King, Jr. *         $0                    $0                    $0                  $0
H. Kirk Downey                $9,500                $0                    $0                  $9,500
Earle A. Shields, Jr.         $9,500                $0                    $0                  $9,500

     Trustees other than those who are officers or affiliated with the Adviser will receive an annual fee of $8,000 plus a meeting fee of $1,000 for each meeting attended and are reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

CONTROL PERSONS AND 5% SHAREHOLDERS

     The following persons may be deemed to control the Equity Fund by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the Equity Fund, as of March 31, 1998:

     Noble Affiliates Retirement Trust, c/o Exchange National Bank & Trust Co., P.O. Box 789, Ardmore, OK 73402-0789, 34.9%

     The following persons may be deemed to control the Balanced Fund by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the Balanced Fund, as of March 31, 1998:

     Summit Partners, c/o Barbara Garcia, 301 Commerce Street, Suite 1600, Fort Worth, TX 76102-4116, 41.5%

     Luther King Capital Management Profit Sharing Trust, 301 Commerce Street, Suite 1600, Fort Worth, TX 76102-4116, 33.1%

     The following persons may be deemed to control the Fixed Income Fund by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the Fixed Income Fund, as of March 31, 1998:

     Luther King Capital Management Profit Sharing Trust, 301 Commerce Street, Suite 1600, Fort Worth, TX 76102-4116, 29.9%

     The following persons may be deemed to control the International Fund by virtue of their ownership of record or beneficially, of more than 25% of the outstanding shares of the International Fund, as of March 31, 1998:

     Gannett Co., c/o Northern Trust, P.O. Box 92956, Chicago, IL 60675-2956, 38.3%


     As of March 31, 1998, the following persons owned of record or beneficially 5% or more of the shares of the Small Cap Equity Fund:

     Northern Trust as Trustee for Gannett Master Retirement Trust, Chicago, Illinois, 14.4%*, Sid Richardson Foundation, c/o Texas Commerce Bank, Houston, Texas, 6.6%, Gannett Co. 401K Plan, c/o Mellon Trust, Medford, Massachusetts, 5.7%

     As of March 31, 1998, the following persons owned of record or beneficially 5% or more of the shares of the Equity Fund:

     Exchange National Bank & Trust as Trustee for Noble Affiliates Thrift Plan B, Ardmore, Oklahoma, 8.1%*


     As of March 31, 1998, the following persons owned of record or beneficially 5% or more of the shares of the Balanced Fund:

     Luther King Capital Management, 301 Commerce Street, Suite 1600, Fort Worth, Texas, 8.3%, Scot C. Hollmann, Fort Worth, Texas, 8.3%

     As of March 31, 1998, the following persons owned of record or beneficially 5% or more of the shares of the Fixed Income Fund:

     John Brumley IRA, c/o Nations Bank of Texas, Dallas, Texas, 10.7%, Westside Radiology, c/o Strafe & Co., Westerville, Ohio, 7.2%, Texas FFA Davison Fund, c/o Strafe & Co., Westerville, Ohio, 6.2%, Overton Bank & Trust Company as Trustee for Phyllis Rowan Trust, Fort Worth, Texas, 6.0%*, Smith & Co. Inc. Pension, c/o First United Trust Company, El Dorado, Arizona, 6.0%, Tesan FFA Foundation, c/o Strafe & Co., Westerville, Ohio, 5.3%

     As of March 31, 1998, the following persons owned of record or beneficially 5% or more of the shares of the International Fund:

     Luther King Capital Management, Fort Worth, Texas, 20.2%, Luther King Capital Management Profit Sharing Trust, Fort Worth, Texas, 10.1%

     As of March 31, 1998, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 301,756.886 shares, or 2.0%, 137,326.580 shares, or 5.0%,
52,791.851 shares, or 43.5%, 263,304.196 shares, or 31.4% and 334,639.924 shares, or 34.2% of the shares of the Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund and International Fund, respectively, outstanding on such date.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Agreement and Subadvisory Agreement authorize the Adviser and Subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser and Subadviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser or Subadviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser or Subadviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser of Subadviser in advising various clients, including the Funds, although not all of these services are necessarily useful and of value in managing the Funds.

     It is not the Adviser's or Subadviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser or Subadviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or Subadviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser or Subadviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser or Subadviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Subadviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

     The Adviser and Subadviser manage the Funds without regard generally to restrictions on Fund turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the Fund turnover rate for a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of Fund turnover of a Fund, the higher these transaction costs borne by a Fund generally will be.

     The turnover rate of a Fund is calculated by dividing (i) the lesser of purchases or sales of securities for the particular fiscal year by (ii) the monthly average of the value of the securities owned by the Fund during the particular fiscal year. In calculating the rate of Fund turnover, there is excluded from both (i) and (ii) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

     The Small Cap Fund paid brokerage commissions of approximately $290,682, $311,656 and $168,642 for the year ended December 31, 1997, the year ended December 31, 1996 and the period May 1, 1995 to December 31, 1995, respectively. The Equity Fund paid brokerage commissions of approximately $78,289 and $72,453 for the years ended December 31, 1997 and December 31, 1996, respectively.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES

     Certain managed account clients of the Adviser may purchase shares of the Funds. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in a Fund.

     Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund's shares, if such assets were included in the Fund's assets at the time of purchase.

     Shares of the Funds are not qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in the jurisdiction unless an exemption from registration or qualification is available.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds, (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares. The officers of the Trust may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in a Fund by employees of the Adviser.

REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

     The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described in the Prospectus under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $1,000. Investors will be notified that the value of their account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the minimum before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     No fee is charged by the Trust for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.

PRICING OF SHARES

     As indicated under "Valuation of Shares" in the Prospectus, a Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES

GENERAL

         It is the policy of each Fund to distribute all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both federal income tax on it and the imposition of the federal excise tax on certain undistributed income and capital gain. To avoid federal income tax on income and gains that are distributed, a Fund (each of which is treated as a separate corporation for federal income tax purposes) must qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, and Forward Contracts) derived with respect to its business of investing in securities or those currencies; and
(2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Any use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith.

     The Funds also intend to declare and pay dividends and capital gain distributions so as to avoid imposition of federal excise tax.

     Undistributed net investment income is included in each Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

     As stated in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). This will remain in effect until a Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and other distributions in additional shares at net asset value) or the Cash Option (both income dividends and other distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or other distribution is paid.

TAXES - INVESTMENTS IN FOREIGN SECURITIES

         Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign sources non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Because the Funds do not currently anticipate that securities of foreign issuers will constitute more than 10% of the Small Cap Equity Fund total assets, 10% of the Balanced Fund's total assets and 10% of the Fixed Income Fund's total assets at the end of their fiscal year, shareholders of those Funds should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

         The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation --other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on the disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Funds to its shareholders -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders.


                             PERFORMANCE INFORMATION


TOTAL RETURN

     Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

         P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. For performance see "Performance Information" in the Prospectus.

     CUMULATIVE TOTAL RETURN. A Fund may also calculate total return on a cumulative basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

     Cumulative Total Return = [ (ERV) - 1 ]
                                    P
     The cumulative total return for the Small Cap Equity Fund from inception on July 14, 1994 to December 31, 1997 is 114.06%. The cumulative total return for the Equity Fund from inception on January 3, 1996 to December 31, 1997 is 44.58%.

YIELD

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period.
Yield quotations are calculated according to the following formula:

     YIELD =      2 [ (  a-b   +1)6 - 1]
                      -----------
                           cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonable can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

     If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

COMPARISON OF FUND PERFORMANCE

     The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Funds may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

     The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

         S&P 500 - The S&P 500 is a Fund of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

         Lehman Brothers Government/Corporate Index ("LB Govt/Corp") - The LB Govt/Corp is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

         Russell 2000 - The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

         EAFE Index - The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership and industry representation and listed on major stock exchanges in Europe, Australia and the Far East. The Index is compiled by Morgan Stanley Capital International.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Each Fund is a series of the LKCM Funds which was established under Delaware law by a Declaration of Trust dated February 10, 1994. Prior to April 30, 1998 the LKCM Funds was known as the LKCM Fund. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Funds") of shares. Currently, the Trust offers four series. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

     The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes nor of changing the method of distribution of shares of the Funds.

     When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

AUDITORS

     Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, serves as the Funds' independent auditors, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Trust and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The following financial statements for the Small Cap Equity and Equity Funds are incorporated by reference to the Annual Report, dated December 31, 1997 (File 801-14458), as filed with the Securities and Exchange Commission on February 25, 1998:

         *  Schedule of Investments as of December 31, 1997

         *  Statement of Assets and Liabilities as of December 31, 1997

         * Statement of Changes in Net Assets for the Years Ended December 31, 1997 and 1996 for the Small Cap Equity Fund and for the Year Ended December 31, 1997 and the Period from January 3, 1996 (Commencement of Operations) to December 31, 1996 for the Equity Fund

         *  Statement of Operations for the Year Ended December 31, 1997

         *  Financial Highlights

         *  Notes to the Financial Statements

         *  Independent Auditors' Report

     The following audited financial statement for the Balanced, Fixed Income and International Funds is attached hereto:

         *  Statement of Assets and Liabilities as of December 31, 1997

         *  Notes to the Financial Statement

         *  Independent Auditors' Report

     The following unaudited financial statements for the Balanced, Fixed Income and International Funds are attached hereto:

         *  Schedule of Investments as of March 31, 1998

         *  Statement of Assets and Liabilities as of March 31, 1998

         * Statement of Changes in Net Assets for the Period from January 1, 1998 to March 31, 1998

         * Statement of Operations for the Period from January 1, 1998 to March 31, 1998

         *  Financial Highlights

         *  Notes to the Financial Statements

                                   LKCM Funds
                       Statement of Assets and Liabilities
                                December 31, 1997

                                        LKCM Balanced      LKCM Fixed Income       LKCM International
                                               FUND               FUND                   FUND
ASSETS

Cash                                           $    10           $    10              $    10
Unamortized organizational costs                16,186            16,186               28,995
Prepaid initial registration expenses              110               110                  810
                                               -------           -------              -------

         Total Assets                           16,306            16,306               29,815
                                               -------           -------              -------

LIABILITIES

Payable to Adviser                              16,296            16,296               29,805
                                               -------           -------              -------

         Total Liabilities                      16,296            16,296               29,805
                                               -------           -------              -------

NET ASSETS                                     $    10           $    10              $    10
                                               =======           =======              =======


Capital shares, no par value;
  unlimited shares of beneficial
  interest authorized                                1                 1                    1

Net asset value, offering and
  redemption price per share
  (net assets/shares of beneficial
  interest outstanding)                        $ 10.00           $ 10.00              $ 10.00
                                               =======           =======              =======




        The accompanying notes to the financial statement are an integral part of this statement.

                                   LKCM Funds
                        Notes to the Financial Statement
                                December 31, 1997
1.       ORGANIZATION
                  LKCM Funds (the "Trust") is registered under the Investment Company Act as a diversified open-end, management company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five series of shares comprising the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statement exclude financial information for the LKCM Small Cap Equity Fund and the LKCM Equity Fund; financial statements for those Funds are reported separately. Investment operations of the Funds began on July 14, 1994 (the LKCM Small Cap Equity Fund), January 3, 1996 (the LKCM Equity
         Fund), and December 30, 1997 (the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund). The LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund have had no operations other than those relating to organizational matters, including the sale of one share of each Fund for cash in the amount of $10 to capitalize the Funds, which were sold to Luther King Capital Management Corporation (the "Adviser") on December 30, 1997.

2.       SIGNIFICANT ACCOUNTING POLICIES
         (a)      ORGANIZATION COSTS
                  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Funds' commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Funds.

         (b)      FEDERAL INCOME TAXES
                  Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.       INVESTMENT ADVISORY AND OTHER AGREEMENTS
         The Trust has an agreement with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser entered into a Subadvisory Agreement with TT International Investment Management (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's daily net assets.

                                       LKCM Balanced        LKCM Fixed Income       LKCM International
                                            FUND                   FUND                     FUND
         Annual Advisory Rate             0.65%                    0.50%                    (1) (2)
         Annual Cap on Expenses           0.80%                    0.65%                    1.20%

     (1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

     (2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate of 0.50%.

     Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Trust.

     Distribution services are performed pursuant to distribution contracts with First Data Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

To the Trustees and Shareholders of the LKCM Funds:

We have audited the accompanying statements of assets and liabilities of the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund (the "Funds") as of December 31, 1997. These financial statements are the responsibility of the Funds' management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund as of December 31, 1997 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
January 23, 1998

                                           STATEMENT OF ASSETS AND LIABILITIES

                                                      MARCH 31, 1998
                                                        UNAUDITED

                                                                           LKCM                  LKCM                LKCM
                                                                       BALANCED          FIXED INCOME       INTERNATIONAL
                                                                           FUND                  FUND                FUND
ASSETS:
Investments, at value *                                              $1,254,132            $8,440,871         $ 9,041,226
Foreign currency **                                                                                               279,038
                                                                              -                     -
Cash                                                                     33,241                                    57,293
                                                                                                    -
Receivable for investments sold                                                               307,132          10,705,295
                                                                              -
Dividends and interest receivable                                         6,783               112,674              16,059
Receivable for Fund shares sold                                                                                24,474,426
                                                                              -                     -
Organizational expenses, net of accumulated amortization                 15,492                                    15,483
                                                                                               15,492
Prepaid expenses                                                            284                   416               1,352
                                                                     ----------            ----------         -----------
     Total assets                                                     1,309,932             8,876,585          44,590,172
                                                                     ----------            ----------         -----------

LIABILITIES:
Foreign currency sold short
 (proceeds received of $0, $0, $7,515,556)                                                                      7,440,418
                                                                              -                     -
Bank overdraft                                                                                117,700
                                                                              -                                         -
Payable for investments purchased                                                             313,899           2,974,015
                                                                              -
Payable to Adviser                                                        4,224                 8,832              10,648
Dividends payable
                                                                              -                 7,025                   -
Accrued expenses and other liabilities                                   13,251                14,158              18,859
                                                                     ----------            ----------         -----------
     Total liabilities                                                   17,475               461,614          10,443,940
                                                                     ----------            ----------         -----------

NET ASSETS                                                           $1,292,457            $8,414,971         $34,146,232
                                                                     ==========            ==========         ===========

NET ASSETS CONSIST OF:
Paid in capital                                                      $1,215,296            $8,437,410         $33,701,780
Accumulated undistributed net investment income (loss)                   (1,063)                 (345)              3,081
Undistributed net realized gain on securities and foreign
  currency                                                               (1,193)               (1,671)             38,699
Net unrealized appreciation (depreciation) of securities
  and foreign currency                                                   79,417               (20,423)            402,672
                                                                     ----------            ----------         -----------
NET ASSETS                                                           $1,292,457            $8,414,971         $34,146,232
                                                                     ==========            ==========         ===========

Shares of beneficial interest outstanding (unlimited shares
    of no par value authorized)                                         121,368               839,031           3,130,080
Net asset value per share (offering and redemption price)                $10.65                $10.03              $10.91
                                                                     ==========            ==========         ===========

*    Cost of Investments                                             $1,174,715            $8,461,294          $8,702,166
                                                                     ==========            ==========         ===========
**   Cost of Foreign Currency                                                $0                    $0            $280,463
                                                                     ==========            ==========         ===========

                       See notes to financial statements.


                                                  STATEMENT OF OPERATIONS

                                         FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                         UNAUDITED

                                                                       LKCM                 LKCM                  LKCM
                                                                   BALANCED         FIXED INCOME         INTERNATIONAL
                                                                       FUND                 FUND                  FUND
INVESTMENT INCOME:
Dividend income                                                      $2,189                                    $17,588
                                                                                               -

Interest                                                              6,149               68,113                   116
                                                                    -------              -------               -------
     Total income                                                     8,338               68,113                17,704
                                                                    -------              -------               -------

EXPENSES:
Investment advisory fees                                              1,658                5,873                11,956
Administrative fees                                                   3,054                3,054                 5,345
Federal and state registration                                          203                  713                   712
Professional fees                                                     1,487                1,359                 1,885
Custodian fees and expenses                                           1,629                1,222                 2,036
Accounting and transfer agent fees and expenses                       6,719                6,922                 7,737
Amortization of deferred charges                                        813                  813                   813
Reports to shareholders                                                 203                  203                   255
Other                                                                   244                1,027                 1,488
                                                                    -------              -------               -------
     Total expenses                                                  16,010               21,186                32,227
     Less, expense reimbursement                                    (13,730)             (13,337)              (17,604)
                                                                    -------              -------               -------
     Net expenses                                                     2,280                7,849                14,623
                                                                    -------              -------               -------
NET INVESTMENT INCOME                                                 6,058               60,264                 3,081
                                                                    -------              -------               -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investments and foreign currency         (1,193)              (1,671)               38,699
Net change in unrealized appreciation (depreciation)                 79,417              (20,423)              402,672
                                                                    -------              -------               -------
NET GAIN (LOSS) ON INVESTMENTS                                       78,224              (22,094)              441,371
                                                                    -------              -------               -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $84,282              $38,170              $444,452
                                                                    =======              =======              ========

                       See notes to financial statements.

                                            STATEMENT OF CHANGES IN NET ASSETS

                                        FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                        UNAUDITED
                                                                          LKCM                   LKCM                LKCM
                                                                      BALANCED           FIXED INCOME       INTERNATIONAL
                                                                          FUND                   FUND                FUND
OPERATIONS:
Net investment income                                                   $6,058                $60,264              $3,081
Net realized gain (loss) on investments and foreign                     (1,193)                (1,671)             38,699
currency
Net change in unrealized appreciation (depreciation)                    79,417                (20,423)            402,672
                                                                    -----------            -----------        -----------
     Net increase in net assets resulting from                          84,282                 38,170             444,452
                                                                    -----------            -----------        -----------
operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                   (7,121)               (60,609)                  0
                                                                    -----------            -----------        -----------
     Total dividends and distributions                                  (7,121)               (60,609)                  0
                                                                    -----------            -----------        -----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold                                        1,208,165              8,383,816          33,701,770
Shares issued in connection with payment of dividends
  and distributions                                                      7,121                 53,584                   0
                                                                    -----------            -----------        -----------
     Net increase in net asset from Fund share                       1,215,286              8,437,400          33,701,770
                                                                    -----------            -----------        -----------
transactions

Total increase                                                       1,292,447              8,414,961          34,146,222

NET ASSETS:
Beginning of period                                                         10                     10                  10
                                                                    -----------            -----------        -----------
End of period*                                                      $1,292,457             $8,414,971         $34,146,232
                                                                    ===========            ===========        ===========

*Including undistributed net investment income (loss)                  ($1,063)                 ($345)             $3,081
                                                                    ===========            ===========        ===========
of:



CHANGES IN SHARES OUTSTANDING:
Shares sold                                                            120,698                833,688           3,130,079
Shares issued in connection with payment of dividends
  and distributions                                                        669                  5,342                   0
                                                                    -----------            -----------        -----------
     Net increase                                                      121,367                839,030           3,130,079
                                                                    ===========            ===========        ===========

                       See notes to financial statements.

                                              FINANCIAL HIGHLIGHTS

                                  FOR THE THREE MONTHS ENDED MARCH 31, 1998(1)

                           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                   UNAUDITED

                                                                LKCM                 LKCM                  LKCM
                                                            BALANCED         FIXED INCOME         INTERNATIONAL
                                                                FUND                 FUND                  FUND
NET ASSET VALUE - BEGINNING OF PERIOD                         $10.00               $10.00                $10.00
                                                              ------               ------                ------
Net investment income                                           0.05                 0.07                    --
Net realized gain (loss) and unrealized
  appreciation (depreciation)                                   0.66                 0.03                  0.91
                                                              ------               ------                ------
     Total from investment operations                           0.71                 0.10                  0.91
                                                              ------               ------                ------

Dividends from net investment income                           (0.06)               (0.07)                   --
                                                              ------               ------                ------
     Total distributions                                       (0.06)               (0.07)                   --
                                                              ------               ------                ------

NET ASSET VALUE - END OF PERIOD                               $10.65               $10.03                $10.91
                                                              ======               ======                ======

TOTAL RETURN(3)                                                 7.09%                1.03%                 9.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $1,292               $8,415               $34,146
Ratio of expenses to average net assets:
     Before expense reimbursement(2)                            6.32%                1.79%                 2.68%
     After expense reimbursement(2)                             0.90%                0.65%                 1.20%
Ratio of net investment income to average net assets:
     Before expense reimbursement(2)                           -3.03%                4.01%                -1.22%
     After expense reimbursement(2)                             2.39%                5.15%                 0.26%
Portfolio turnover rate(3)                                         1%                  29%                   40%
Average commission rate                                      $0.0623                   --               $0.0433


(1) The Funds commenced operations on December 30, 1997.
    At December 31, 1997 the Funds had no operations other than those relating to organizational matters.
(2) Annualized
(3) Not Annualized
                     See notes to the financial statements.

                                   LKCM FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                    UNAUDITED

A. ACCOUNTING POLICIES. LKCM Funds (the "Trust") is registered under the Investment Company Act as a diversified open-end, management company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five series of shares comprising the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statement exclude financial information for the LKCM Small Cap Equity Fund and the LKCM Equity Fund; financial statements for those Funds are reported separately. Investment operations of the Funds began on July 14, 1994 (the LKCM Small Cap Equity Fund), January 3, 1996 (the LKCM Equity Fund), and December 30, 1997 (the LKCM Balanced Fund, the LKCM Fixed Income Fund and the LKCM International Fund). The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation. The LKCM Fixed Income Fund seeks to provide investors with current income. The LKCM International Fund seeks to provide investors with a total return in excess of the EAFE Index. The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.


         1. SECURITY VALUATION: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

         2. ORGANIZATION COSTS: Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Funds' commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Funds.

         3. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         4. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with broker- dealers or banks that meet the credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

         5. DISTRIBUTIONS TO SHAREHOLDERS: The Balanced and Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gains distributions, if any, on an annual basis. The International Fund intends to pay dividends and net capital gains distributions, if any, on a annual basis.

         6. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

         7. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

         8. EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets,
         (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

         9. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         10. OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles required that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: The Trust has an agreement with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser entered into a Subadvisory Agreement with TT International Investment Management (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's daily net assets.

                             LKCM Balanced        LKCM Fixed Income       LKCM International
                                      FUND                     FUND                     FUND
  Annual Advisory Rate             0.65%                    0.50%                    1.00%(1)
  Annual Cap on Expenses           0.80%                    0.65%                    1.20%
  Fees Waived                      $13,730                  $13,337                  $17,604

  (1) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate of 0.50%.

 Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Trust.

Distribution services are performed pursuant to distribution contracts with First Data Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

C. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1998 were as follows:

                                                 PURCHASES                       SALES
                                              U.S.           OTHER           U.S.          OTHER
LKCM Balanced Fund                        $127,395      $1,034,372            ---         $5,494
LKCM Fixed Income Fund                   6,147,480       3,209,636     $1,079,789         52,250
LKCM International Fund                        ---      10,593,719            ---      1,607,228



At March 31, 1998, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                                     NET
                                                                                APPRECIATION
                            COST         APPRECIATION       (DEPRECIATION)     (DEPRECIATION)
LKCM Balanced Fund         $1,174,716            $84,395            $(4,978)            $79,417
LKCM Fixed Income Fund      8,461,771              6,426            (27,326)           (20,900)
LKCM International Fund     8,717,220            569,655           (245,649)            324,006

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

   Excerpts from Moody's Investors Service, Inc. Corporate Bond Ratings:

   AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

   CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


   Excerpts from Standard & Poor's Corporation Corporate Bond Ratings:

   AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

   BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


   Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) MINUS(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.


   Excerpts from Duff & Phelps Corporate Bond Ratings:

   AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

   A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

   BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

   BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

   B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

   DP: Preferred stock with dividend arrearage.